Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
by and among
CATALYTIC SOLUTIONS, INC.
and
THE INVESTOR PARTIES HERETO
dated as of
October 15, 2010

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 15, 2010, by and between Catalytic Solutions, Inc., a California corporation (the “Company”), and each other party that is a signatory hereto (each a “Purchaser” and collectively the “Purchasers”).
Recital
The parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Securities Purchase Agreement, dated as of May 28, 2010, by and between the Company and the Purchasers (the “Purchase Agreement”).
Agreement
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:
1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings here set forth.
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Closing” means the Final Closing, as defined in the Purchase Agreement.
“Company Common Stock” means the Class B Common Stock, no par value, of the Company.
“Company” has the meaning set forth in the preamble to this Agreement.
“Demand Registration” has the meaning set forth in Section 2.1.
“Market Price” means, on any Trading Day, the volume weighted average price per share of Shares on a “regular way” basis on the NASDAQ Capital Market System (or if Shares are not then listed on the NASDAQ Capital Market System, such other securities exchange and/or quotation system on which Shares are then listed and/or quoted).
“Note Shares” means the shares of Company Common Stock to be issued to the holders of the Notes to be purchased pursuant to the Purchase Agreement upon the conversion thereof.
“Offer” has the meaning set forth in Section 10.

“Offered Securities” has the meaning set forth in Section 10.
“Person” means any individual, partnership, joint venture, corporation, limited liability entity, trust, joint venture, unincorporated organization or other entity (including a governmental entity).
“Piggyback Registration” has the meaning set forth in Section 3.1.
“Purchase Agreement” has the meaning set forth in the recital to this Agreement.
“Qualified Holders” mean the holders of a majority of the Registrable Securities then outstanding.
“Registrable Securities” means (a) the Shares and (b) any equity securities of the Company or CDTI, as applicable, issued or issuable with respect to any of the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or similar transaction. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the 1933 Act, (ii) they have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 or (iii) all Registrable Securities are then eligible for resale in a single sale without registration and without being limited to any volume, time or manner of sale limitations under Rule 144.
“Registration Request” has the meaning set forth in Section 10.
“Rule 144” means Rule 144 under the 1933 Act (or any successor rule then in effect).
“Rule 145” means Rule 145 under the 1933 Act (or any successor rule then in effect).
“SEC” means the U.S. Securities and Exchange Commission.
“Shares” means (i) prior to the Merger Closing, the Note Shares, and (ii) from and after the Merger Closing, the shares of CDTI Common Stock to be issued in exchange for the Note Shares pursuant to the Merger Agreement.
“Shelf Registration” has the meaning set forth in Section 2.1.
“Stockholder” has the meaning set forth in the preamble to this Agreement.
“Suspension Period” has the meaning set forth in Section 5.2.
“Trading Day” means (a) any day on which the Shares are listed or quoted and traded on the NASDAQ Global Market or (b) if trading ceases to occur on the NASDAQ Global Market (or any successor thereto), any Business Day.
“Violation” has the meaning set forth in Section 7.1.

2. Demand Registrations.
2.1 Requests for Registration. At any time from and after the Final Closing, the Qualified Holders may, subject to the terms hereof, including Section 2.2, Section 2.4, Section 4.1 and Section 10, request registration under the 1933 Act of all or any portion of their Registrable Securities (a “Demand Registration”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 2.3, shall include as part of such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice by such holders. If the Company is eligible to file with the SEC a registration statement on Form S-3 (or any successor form), the holders of a majority of the Registrable Securities which are included in a Demand Registration may require the Company to file such Demand Registration with the SEC for an offering on a delayed or continuous basis in accordance with and pursuant to Rule 415 promulgated under the 1933 Act (or any successor rule then in effect) (a “Shelf Registration”).
2.2 Limitations on Demand Registrations. The holders of the Registrable Securities shall be entitled to request three Demand Registrations with respect to Registrable Securities; provided, however, that a Demand Registration requested pursuant to this Agreement shall not be deemed to have been effected for purposes of this Section 2.2 unless (i) it has been declared effective by the SEC (or becomes automatically effective upon filing with the SEC), (ii) it has remained effective for the period set forth in Section 5.2, (iii) holders of Registrable Securities included in such registration have not withdrawn sufficient Registrable Securities from such registration such that the remaining holders of Registrable Securities requesting registration would not have been able to request registration under the provisions of Section 2.1, and (iv) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC or other applicable governmental entity.
2.3 Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Qualified Holders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such offering, and if permitted hereunder, other securities requested to be included in such offering, exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering and within a price range acceptable to the holders of a majority of the Registrable Securities requested to be registered, the Company shall first include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such requesting holder.

2.4 Restrictions on Registration. The Company shall not be obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration. The Company may postpone for up to 45 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company furnishes to the Qualified Holders a certificate of the Company signed by the Chief Financial Officer of the Company stating that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any material financing, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or other significant transaction; provided, that, in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder; and provided, further, that the Company may not exercise its right to defer the filing or effectiveness of a registration statement for a Demand Registration more than once in any 12-month period.
2.5 Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and/or manager(s) to administer the offering in connection with any Demand Registration, subject to the approval of the Company (which approval shall not be unreasonably withheld or delayed).
3. Piggyback Registrations.
3.1 Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act (for its own account or for the account of any other holder of its securities) (other than pursuant to (i) a Demand Registration which shall be governed by Section 2 or (ii) a registration related solely to employee benefit plans or a Rule 145 transaction), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms hereof, including Section 10, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 21 days after such holders receive the Company’s notice.
3.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration (a) first, the securities that the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such requesting holder and (c) third, other securities requested to be included in such registration. Notwithstanding the foregoing, the holders of Registrable Securities shall be entitled to include in any such registration of the Company’s securities at least 20% of the aggregate amount of securities registered in such registration.

3.3 Priority on Other Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (a) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of all such securities (including the securities of the requesting holders and the holders of Registrable Securities) on the basis of the number of securities of the Company owned by each such holder and (b) second, other securities requested to be included in such registration; provided, however, that in no event shall the Company grant to any third party, after the date hereof, registration rights that have a higher priority than the demand and piggyback registration rights applicable to Registrable Securities.
3.4 Selection of Underwriters. The Company shall have the right to select the investment banker(s) and/or manager(s) to administer the offering in connection with any Piggyback Registration.
4. Lock-Up Arrangements.
4.1 Holders of Registrable Securities. No holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the 180-day period beginning on the date of the Closing (except as part of a Demand Registration or a Piggyback Registration pursuant to this Agreement) and (ii) the 90-day period beginning on the effective date of any Demand Registration or Piggyback Registration in which Registrable Securities are included (except as part of such registration), unless (x) the underwriters managing the registered public offering, in the case of an underwritten public offering, or (y) the Company, in the case of a non-underwritten public offering, otherwise agree; provided, that no holder of Registrable Securities shall be subject to the restrictions of clause (ii) of this Section 4.1 unless all of the Company’s executive officers and directors and all holders holding in excess of 5% of its outstanding equity securities are subject to restrictions no less restrictive than those referred to in this Section 4.1.
4.2 The Company. The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning on the effective date of any registration statement in which the holders of Registrable Securities are participating and ending on the earlier of (x) the date on which all Registrable Securities registered on such registration statement are sold and (y) 90 days after the effective date of such registration statement, unless in each case (i) the underwriters managing the registered public offering, in the case of an underwritten public offering, or (ii) the holders of a majority of the Registrable Securities participating in such public offering, in the case of a non-underwritten public offering, otherwise agree.

5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:
5.1 prepare and file (not later than, in the case of a request for a Demand Registration, 30 days following such request) with the SEC a registration statement and such amendments and supplements as may be necessary with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the holders of a majority of the Registrable Securities being registered copies of such documents proposed to be filed with an adequate opportunity for review and comment by such counsel;
5.2 notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or until the distribution described in the registration statement has been completed) (or, in the case of a Shelf Registration, a period ending on the earlier of the date on which all Registrable Securities covered by such registration statement (i) have been sold or (ii) are then eligible for resale in a single sale without registration and without being limited to any volume, time or manner of sale limitations under Rule 144) and to comply with the provisions of the 1933 Act with respect to the disposition of securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that at any time, upon written notice to the participating holders of Registrable Securities and for a period not to exceed 45 days thereafter (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement (and the holders of Registrable Securities participating in such offering shall not offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that the Company may, in the absence of such suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto. No more than two such Suspension Periods shall be permitted to occur in any 12-month period. In the event that the Company shall exercise its rights hereunder to effect a Suspension Period, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period;
5.3 furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

5.4 register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the holders of Registrable Securities shall reasonably request and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;
5.5 promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in the registration statement relating to such Registrable Securities contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, in which event the period mentioned in Section 5.2 shall be extended by the length of the period from and including the date when each seller of such Registrable Securities shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated under this Section 5.5;
5.6 cause all such Registrable Securities to be listed on each securities exchange and/or quotation system on which similar securities issued by the Company are then listed and/or quoted;
5.7 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
5.8 enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;
5.9 make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case as is necessary or reasonably advisable (in the reasonable judgment of the requesting party) to enable such seller or underwriter to exercise their due diligence responsibilities and defenses under the 1933 Act;

5.10 otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;
5.11 in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;
5.12 obtain a cold comfort letter from the Company’s independent accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as a seller of Registrable Securities or the underwriters, if any, may reasonably request;
5.13 furnish, at the request of any underwriter on the date the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters may reasonably request and are customarily included in such opinions;
5.14 use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental entities or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and
5.15 take such other actions as are necessary or reasonably advisable in order to facilitate and/or expedite the registration and disposition of any Registrable Securities pursuant to the terms of this Agreement.
6. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement (whether with respect to a Demand Registration or Piggyback Registration), including, without limitation, all registration and filing fees (including the fees of the National Association of Securities Dealers, Inc. and the SEC’s registration fees), fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, “road show” or other marketing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, fees and expenses of the Company’s independent registered public accounting firm (including the fees and expenses of any comfort letters required by or incident to the performance and compliance with this Agreement), fees and expenses of underwriters (excluding discounts and commissions attributable to the Registrable Securities included in such registration), the Company’s internal expenses and the expenses and fees for listing the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted, shall be borne by the Company.

7. Indemnification.
7.1 In connection with any Demand Registration or Piggyback Registration, the Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, the partners or officers, employees, directors and representatives of such holder, and each Person who controls (within the meaning of the 1933 Act) such holder against all losses, claims, damages, liabilities and expenses incurred by such party arising out of, based upon or caused by any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities laws; and the Company will reimburse each such holder, each of its partners, officers, employees, directors and representatives, and each Person controlling such holder for any legal or other expenses reasonably incurred, as such expenses are incurred, by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it is caused by a Violation that is based on, and occurs in reliance upon and in conformity with, any information furnished in writing to the Company by such holder stated to be specifically for use in such registration. In connection with an underwritten offering, the Company shall indemnify such underwriters, their partners, officers, directors, employees, representatives and each Person who controls (within the meaning of the 1933 Act) such underwriters to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
7.2 In connection with any Demand Registration or Piggyback Registration in which a holder of Registrable Securities is participating, each such holder shall indemnify, to the extent permitted by law, the Company, its directors, officers, any other holder selling securities in such Demand Registration or Piggyback Registration, and each Person who controls (within the meaning of the 1933 Act) the Company against all losses, claims, damages, liabilities and expenses caused by any Violation, but only to the extent that such Violation is based on, and occurs in reliance upon and in conformity with, any information furnished in writing by such holder to the Company stated to be specifically for use in such registration; and such holder will reimburse the Company and each such Person for any legal or other expenses reasonably incurred, as such expenses are incurred, by any of them in connection with investigating or defending any such loss, claim, damage, liability or expense; provided, that, the obligation to indemnify shall be individual, not joint and several, for each holder.

7.3 Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party’s ability to defend such claim), and (b) unless in the reasonable judgment of any indemnified party a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the indemnifying party’s consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall be obligated to pay the fees and expenses of one counsel (but not more than one) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of such indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party and its affiliates from all liability for claims that are the subject matter of such proceeding.
7.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any partner, officer, employee, director, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities.
7.5 If the indemnification provided for under this Agreement is unavailable to an indemnified party hereunder in respect of any losses, liabilities, claims, damages and expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
7.6 The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined solely by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.7 Notwithstanding anything in this Section 7 to the contrary, in connection with any Demand Registration or Piggyback Registration, the indemnity and contribution obligations and liabilities of each holder of Registrable Securities shall be limited to the net amount of proceeds received by such holder pursuant to such registration.
8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by holders of a majority of the Registrable Securities being registered in such registration and (b) completes and executes all questionnaires, powers of attorney and other documents reasonably required under the terms of such underwriting arrangements; provided, that, no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent of the indemnification provided in Section 7.
9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of any Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:
9.1 file, as and when applicable, with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act;
9.2 if the Company is not required to file reports pursuant to the 1934 Act, upon the request of any holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144; and
9.3 so long as a holder owns any Registrable Securities, to furnish to the holder, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the holder to sell any such securities without registration.
10. Miscellaneous.
10.1 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.
10.2 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that any party may apply for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Notwithstanding any provision hereof to the contrary, the rights of the Purchasers to enforce or otherwise exercise remedies hereunder shall be subject to Section 7.12(b) of the Purchase Agreement.

10.3 Amendments and Waivers. Notwithstanding any provision hereof to the contrary, the provisions of this Agreement may be amended or waived only in the manner set forth in Section 7.3 of the Purchase Agreement.
10.4 Successors, Assigns and Subsequent Holders. (a) All covenants and agreements in this Agreement by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and the permitted assigns of the parties.
(b) The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee of such securities.
(c) No assignment or transfer pursuant to this Section 10.4 shall be effective unless and until (i) the Company is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.
10.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and this Agreement supersedes all prior negotiations, agreements or understandings of the parties of any nature, whether oral or written, relating thereto.
10.6 Notices. Any and all notices or other communications or deliveries hereunder shall be in writing, shall be sent to the address for such notices or communications shall be as set forth in Section 7.2 of the Purchase Agreement and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in Section 7.2 of the Purchase Agreement prior to 18:30 (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in Section 7.2 of the Purchase Agreement on a day that is not a Business Day or later than 18:30 (New York City time) and earlier than 24:00 (New York City time) on any Business Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

10.7 GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF (i) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE HOLDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
10.8 Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.
10.9 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute a single instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company CATALYTIC SOLUTIONS, INC.
By:
Name:
Title:

Purchaser ARAN ASSET MANAGEMENT SA
By:
Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company CATALYTIC SOLUTIONS, INC.
By:
Name:
Title:

Purchaser CYCAD GROUP, LLC
By:
Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company

CATALYTIC SOLUTIONS, INC.

By:

Name:
Title:

Purchaser

EMERALD ENERGY FUND I LP

By:	EEF I Management LP,
Its general partner

By:	Emerald Partners I Ltd.,
Its general partner

By:

Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company

CATALYTIC SOLUTIONS, INC.

By:

Name:
Title:

Purchasers

ENERTECH CAPITAL PARTNERS II L.P.

By:	ECP II Management L.P.,
Its general partner

By:	ECP II Management LLC,
Its general partner

By:

Name:
Title:

ECP II INTERFUND L.P.

By:	ECP II Management LLC,
Its general partner

By:

Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company

CATALYTIC SOLUTIONS, INC.

By:

Name:
Title:

Purchaser

LANDOLT & CIE.

By:

Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company

CATALYTIC SOLUTIONS, INC.

By:

Name:
Title:

Purchasers

ROCKPORT CAPITAL PARTNERS, L.P.

By:	RockPort Capital I, LLC,
Its General Partner

By:

Name:
Title:

RP CO-INVESTMENT FUND I, L.P.

By:	RP Co-Investment Fund I GP, LLC,
Its General Partner

By:

Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company CATALYTIC SOLUTIONS, INC.
By:
Name:
Title:

Purchaser SEQUOIA AGGRESSIVE GROWTH FUND
By:
Name:
Title:
[Signature Page to Registration Rights Agreement]